Exhibit 99.2

ECD Auto Design Completes Business Combination with EF Hutton Acquisition Corporation I

Business combination supported by a $15 million PIPE and expected to accelerate ECD’s growth as the scaled leader in restoring and modifying Land Rover Defenders and other collector vehicles

Shares to begin trading on NASDAQ under ticker symbol “ECDA” on December 13, 2023

Kissimmee, FL – December 13, 2023 – ECD Automotive Design Inc. (“ECD” or the “Company”), the industry leader in delivering restored, modified and electrified Land Rover Defenders, Jaguars, and other classic and collectible automobiles, today announced the successful closing of the business combination between Humble Imports, Inc. d/b/a ECD Auto Design and EF Hutton Acquisition Corporation I (“EFHT”) (NASDAQ: EFHT), a special purpose acquisition company formed by affiliates of EF Hutton. The common shares of the combined company, which will operate as ECD Automotive Design Inc., are expected to commence trading on the Nasdaq Global Market under the ticker symbol “ECDA” on Wednesday, December 13, 2023.

Founded in 2013 by three British gear heads, ECD has become the leader in the restoration, modification and electrification of classic automobiles. E.C.D specializes in “restomods” (restoration and modification) and is dedicated to fully restoring classic autos from the ground up, returning the nostalgic experience to the road and ensuring their timelessness with modification touches, performance, and quality upgrades. The ECD line-up currently includes the Land Rover Defender, the Land Rover Series IIA, the Range Rover Classic and the Jaguar E-Type. Since inception, the Company has delivered over 500 vehicles, and has increased the number of units built and the average selling price of a vehicle at a compound annual growth rate of 26% and 19%, respectively. The additional capital and public listing will help advance ECD’s goals of unlocking further growth through innovating its product line and consolidating the fragmented restomod market.

Scott Wallace, CEO and Co-Founder, will continue to lead the combined company, along with its current proven management team including Co-Founders Tom Humble, Emily Humble, Elliott Humble, and CFO Raymond Cole.

Mr. Wallace commented, “This transaction and a Nasdaq listing positions ECD to accelerate our growth as the scaled leader in restomods. We create truly ‘one of one’ vehicle builds and offer highly engaging experiences for consumers who share our genuine passion for automotives. With demand for these creations on the rise, we are in the pole position to expand our business by bringing new innovations to our product line and consolidating the fragmented industry. This is an exciting milestone for our staff, customers and many fans.”

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“We are pleased to close the business combination with ECD and officially list the Company on the NASDAQ,” said Benjamin Piggott, the Chairman of ECD’s Board of Directors. “We view ECD as the scaled leader in an emerging industry, and a platform for the restoration and modification of exotic automobiles. The ability to create a fully customized and highly luxurious offering for consumers, including all of the modern technology and conveniences, is an attractive value proposition that can be expanded through targeted organic and strategic growth opportunities throughout a fragmented industry. ECD has essentially been self-financed since inception. With a business generating positive free cash flow, the injection of capital into the business has the potential to accelerate ECD’s already strong organic growth profile and facilitate acquisitive growth.”

Transaction Overview

The business combination values ECD at a proforma enterprise value of $330 million. In conjunction with the closing of the business combination, existing shareholders of ECD received $2 million in cash and the following securities: 25.1 million common shares, 39,000 shares Series A Convertible Preferred Stock, a warrant to purchase 1,091,525 common shares, and a warrant to purchase 15,819 shares of Series A Preferred Stock. The transaction was supported by a $15 million financing led by strategic investors in the form of a new series of Senior Secured Convertible Notes in the aggregate original principal amount of approximately $15.8 million.

EFHT shareholders approved the business combination at a special meeting held on December 7, 2023.

Advisors

EF Hutton served as Capital Markets Advisor and Placement Agent to EFHT. Loeb & Loeb, LLP served as legal counsel to EFHT. Shuffield, Lowman & Wilson PA and Pag Law PLLC served as legal counsel to ECD.

About ECD Automotive Design

ECD is a creator of restored luxury vehicles that combines classic English beauty with modern performance. Currently, ECD restores Land Rovers Defenders, Land Rover Series IIA, the Range Rover Classic and the Jaguar E-Type. Each vehicle produced by ECD is fully bespoke, a one-off that is designed by the client through an immersive luxury design experience and hand-built from the ground up in 2,200 hours by master-certified Automotive Service Excellence (“ASE”) craftsmen. The Company was founded in 2013 by three British ”gear heads’’ whose passion for classic vehicles is the driving force behind exceptionally high standards for quality, custom luxury vehicles. ECD’s global headquarters, known as the ”Rover Dome,” is a 100,000-square-foot facility located in Kissimmee, Florida that is home to 80 talented craftsmen and technicians, who hold a combined 61 ASE and five master level certifications. ECD has an affiliated logistics center in the U.K. where its seven employees work to source and transport 25-year-old work vehicles back to the U.S. for restoration. For more information, visit www.ecdautodesign.com.

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Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this communication and on the current expectations of ECD’s and EFHT’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of ECD and EFHT. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that ECD and EFHT do not presently know, or that ECD and EFHT currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect ECD’s and EFHT’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of ECD and EFHT described in the joint preliminary proxy statement and a preliminary prospectus contained in the Form S-4 registration statement that ECD and EFHT filed with the SEC, including those under “Risk Factors” therein. ECD and EFHT anticipate that subsequent events and developments will cause their assessments to change. However, while ECD and EFHT may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing ECD’s or EFHT’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

ECD Automotive Design

Scott Wallace, Chairman and CEO

Email: investorrelations@ecdautodesign.com

FNK IR

Rob Fink or Matt Chesler, CFA

Email: ecda@fnkir.com

Tel: 646-809-4048 / 646-809-2183

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